FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): October 7, 2006

                          GLOBETEL COMMUNICATIONS CORP.
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                      0-23532                  88-0292161
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                    Identification No.)

        9050 Pines Blvd., Suite 255, Pembroke Pines, FL            33024
          (Address of Principal Executive Offices)               (Zip Code)

        Registrant's telephone number, including area code: 954-241-0590


--------------------------------------------------------------------------------
          Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the
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      CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d- 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e- 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02(b)

Dorian Klein, Ambassador Ferdinando Salleo and J. Randolph Dumas have resigned from the Company's board of directors.

Timothy Huff has resigned as the Company's chief executive officer and from the Company's board of directors


Item 5.02(d)

The Board of Directors appointed Peter Khoury as the Company's Interim Chief Executive Officer and has appointed him to the Board of Directors. The Board also appointed Przemyslaw L. Kostro as a director and Interim Chairman of the Board of Directors.

Peter Khoury is the founding partner and former CEO of International Consulting Services, a global telecommunications practice focused on assisting companies with entering and effectively competing in an aggressive communications market. Mr. Khoury oversaw ICS's global operations and its business development practices. After graduating from the University of Sydney with an Honours degree in Chemical Engineering, Mr. Khoury obtained additional degrees in Computer Science and Business Administration. His career began as a Systems Engineer at IBM. He later joined companies Andersen Consulting and Digital Equipment, where he managed key assignments in the telecommunications, finance and insurance sectors in Singapore, Hong Kong, Japan, Australia and New Zealand.

Przemyslaw L. Kostro was first elected to the Company's Board of Directors in November 2001. From November 2001 to April 2002, he also served as the Chief Executive Officer of the Company prior to Mr. Huff's appointment. For the past six years, Mr. Kostro has been engaged in international business, and has been providing professional and consulting services to several public and private entities. He also currently serves as Chairman of Wafao S.A., a Polish software company, and as a director of Caterham Financial Management, a Malaysian company.

Item 7.01 Regulation FD

On October 12, 2006 the Company disseminated a press release announcing changes to the Company's management and Board of Directors

Item 9.01 Exhibits

      99.1  Press Release dated October 12, 2006

                                    SIGNATURE

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        GLOBETEL COMMUNICATIONS CORP.


Dated: October 17, 2006                 By: /s/ Peter Khoury
                                            --------------------------
                                            Peter Khoury
                                            Chief Executive Officer